UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 11, 2025

Rocket Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on July 1, 2025, Rocket Companies, Inc. (“Rocket” or the “Company”) completed the acquisition of Redfin Corporation (“Redfin”), a Delaware corporation.

This Current Report on Form 8-K is being filed to provide: (i) the unaudited condensed consolidated financial statements of Redfin and (ii) the unaudited pro forma combined financial information for Rocket, in each case as described below. This Current Report on Form 8-K does not modify or update the condensed consolidated financial statements of Rocket included in Rocket’s Quarterly Report on Form 10-Q for the three months and six months ended June 30, 2025.

The historical unaudited condensed consolidated balance sheets of Redfin as of June 30, 2025 and December 31, 2024 and the related condensed consolidated statements of comprehensive loss, changes in mezzanine equity and stockholders’ deficit of Redfin for each of the three and six months ended June 30, 2025 and 2024, and statement of cash flows of Redfin for each of the six months ended June 30, 2025 and 2024, together with the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Rocket, consisting of the unaudited pro forma condensed combined balance sheet of Rocket as of June 30, 2025, giving effect to the Transactions (as defined therein) as if they had occurred on June 30, 2025 and the unaudited pro forma condensed combined statement of income (loss) of Rocket for the six months ended June 30, 2025 and for the year ended December 31, 2024, giving effect to the Transactions as if they had occurred on January 1, 2024, the first day of Rocket’s fiscal year 2024, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements of Redfin
99.2	Unaudited pro forma combined financial information of Rocket
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer